Shareholder votes - Meeting 12/15/2006

WM Group of Funds - WM Variable Trust


WM VT Equity Income Fund
To approve the Agreement and Plan of Reorganization.

For: 16,776,524.185
Against: 293,045.408
Abstain: 1,896,339.337
BNV:.000
Total Voted: 18,965,908.930
Outstanding Shares:18,965,908.976

Approval of Proposed Advisory Agreement with WMA.
For: 17,053,325.838
Against: 236,801.101
Abstain: 1,675,781.991
BNV: .000
Total Voted: 18,965,908.930
Outstanding Shares:18,965,908.976

WM VT Growth Fund
To approve the Agreement and Plan of Reorganization.
For: 19,064,543.591
Against: 1,096,612.217
Abstain: 1,178,687.929
BNV: 0.000
Total Voted:21,339,843.737
Outstanding Shares: 21,346,181.637

Approval of Proposed Advisory Agreement with VMA.
For: 19,323,352.841
Against: 1,193,406.805
Abstain: 823,084.091
BNV: 0.000
Total Voted: 21,339,843.737
Outstanding Shares: 21,346,181.637

Approval of Proposed Sub-Advisory Agreement with Janus
For: 18,303,558.158
Against: 1,156,293.724
Abstain: 1,879,991.855
BNV: 0.000
Total Voted:21,339,843.737
Outstanding Shares: 21,346,181.637

Approval of Proposed Sub-Advisory Agreement with ClearBridge
For: 17,995,603.739
Against: 1,270,016.033
Abstain: 2,074,223.965
BNV: 0.000
Total Voted: 21,339,843.737
Outstanding Shares: 21,346,181.637

Approval of Proposed Sub-Advisory Agreement with Oppenheimer
For: 19,078,384.776
Against: 1,122.956.770
Abstain: 1,138,502.191
BNV: 0.000
Total Voted: 21,339,843.737
Outstanding Shares: 21,346,181.637

WM VT Growth & Income Fund
To approve the Agreement and Plan of Reorganization
For: 11,401,913.615
Against: 774,335.229
Abstain: 719,123.368
BNV: 0.000
Total Voted: 12,895,372.212
Outstanding Shares: 12,895,372.212

Approval of Proposed Advisory Agreement with WMA
For: 11,535,761.070
Against: 792,327.591
Abstain: 567,283.551
BNV: 0.000
Total Voted: 12,895,372.212
Outstanding Shares: 12,895,372.212

WM VT Income Fund
To approve the Agreement and Plan of Reorganization
For: 16,932,780.023
Against: 188,158.587
Abstain: 2,221,324.459
BNV: 0.000
Total Voted: 19,342,263.069
Outstanding Shares: 19,347,028.754

Approval of Proposed Advisory Agreement with WMA.
For: 16,832,326.629
Against: 220,494.891
Abstain: 2,289,441.549
BNV: 0.000
Total Voted: 19,342,263.069
Outstanding Shares: 19,347,028.754

WM VT International Growth Fund
To approve the Agreement and Plan of Reorganization
For: 7,331,536.037
Against: 1,006,926.687
Abstain: 487,988.920
BNV: 0.000
Total Voted: 8,826,451.644
Outstanding Shares: 8,831,791.925

Approval of Proposed Advisory Agreement with WMA
For: 7,372,260.021
Against: 1,006,926.688
Abstain: 447,264.935
BNV: 0.000
Total Voted: 8,826,451.644
Outstanding Shares: 8,831,791.925

Approval of Proposed Sub-Advisory Agreement with CGTC
For: 7,116,540.729
Against: 1,211,165.988
Abstain: 498,744.927
BNV: 0.000
Total Voted: 8,826,451.644
Outstanding Shares:8,831,791.925

WM VT MidCap Stock Fund
To approve the Agreement and Plan of Reorganization
For: 5,498,954.481
Against: 248,674.939
Abstain: 921,190.251
BNV: 0,000
Total Voted: 6,668,819.671
Outstanding Shares: 6,668,819.754

Approval of Proposed Advisory Agreement with WMA
For: 5,546,799.964
Against: 252,086.429
Abstain: 869,933.278
BNV: 0,000
Total Voted: 6,668,819.671
Outstanding Shares: 6,668,819.754

WM VT Money Market Fund
To approve the Agreement and Plan of Reorganization
For: 13,783,142.665
Against: 723,287.174
Abstain: 190,160.318
BNV: 0.000
Total Voted: 14,696,590.157
Outstanding Shares: 14,794,652.390

Approval of Proposed Advisory Agreement with WMA
For: 12,984,897.677
Against: 723,287.056
Abstain: 988,405.424
BNV: 0.000
Total Voted: 14,696,590.157
Outstanding Shares: 14,794,652.390

WM VT Reit Fund
To approve the Agreement and Plan of Reorganization
For: 2,548,886.571
Against: 46,489.620
Abstain: 330,508.958
BNV: 0.000
Total Voted: 2,925,885.149
Outstanding Shares:2,925,885.149

Approval of Proposed Advisory Agreement with WMA
For: 2,548,886.571
Against: 46,489.620
Abstain: 330,508.958
BNV: 0.000
Total Voted: 2,925,885.149
Outstanding Shares:2,925,885.149

WM VT Short Term Income Fund
To approve the Agreement and Plan of Reorganization
For: 16,672,390.191
Against: 412,419.183
Abstain: 1,822,704.241
BNV: 0.000
Total Voted: 18,907,513.615
Outstanding Shares: 18,909,125.776
Approval of Proposed Advisory Agreement with WMA
For: 17,269,344.732
Against: 472,648.949
Abstain: 1,165,519.934
BNV: 0.000
Total Voted: 18,907,513.615
Outstanding Shares:18,909,125.776

WM VT SmallCap Growth Fund
To approve the Agreement and Plan of Reorganization
For: 4,314,188.572
Against: 188,948.782
Abstain: 218,931.788
BNV: 0.000
Total Voted: 4,722,069.142
Outstanding Shares: 4,722,069.142

Approval of Proposed Advisory Agreement with WMA
For: 4,306,017.342
Against: 206,587.292
Abstain: 209,464.508
BNV: 0.000
Total Voted: 4,722,069.142
Outstanding Shares: 4,722,069.142

Approval of Proposed Sub-Advisory Agreement with Delaware
For: 4,234,322.368
Against: 235,006.270
Abstain: 252,740.504
BNV: 0.000
Total Voted: 4,722,069.142
Outstanding Shares: 4,722,069.142

Approval of Proposed Sub-Advisory Agreement with Oberweis
For: 4,207,210.792
Against: 249,710.498
Abstain: 265,147.852
BNV: 0.000
Total Voted: 4,722,069.142
Outstanding Shares: 4,722,069.142

WM VT SmallCap Value Fund
To approve the Agreement and Plan of Reorganization
For: 3,000,902.052
Against: 2.995
Abstain: 31,098.271
BNV: 0.000
Total Voted: 3,032,003.318
Outstanding Shares: 3,032,003.318

Approval of Proposed Advisory Agreement with WMA
For: 3,000,902.052
Against: 2.995
Abstain: 31,098.271
BNV: 0.000
Total Voted: 3,032,003.318
Outstanding Shares: 3,032,003.318

WM VT U.S. Government Securities Fund
To approve the Agreement and Plan of Reorganization
For: 22,832,235.535
Against: 460,874.399
Abstain: 2,879,851.835
BNV: 0.000
Total Voted:26,172,961.769
Outstanding Shares: 26,173,735.499

Approval of Proposed Advisory Agreement with WMA
For: 23,057,832.998
Against: 525,047.428
Abstain: 2,590,081.343
BNV: 0.000
Total Voted: 26,172,961.769
Outstanding Shares: 26,173,735.499

WM VT West Coast Equity Fund
To approve the Agreement and Plan of Reorganization
For: 6,249,537.998
Against: 208,588.423
Abstain: 664,515.671
BNV: 0.000
Total Voted: 7,122,642.092
Outstanding Shares: 7,122,642.092

Approval of Proposed Advisory Agreement with WMA
For: 6,177,356.288
Against: 242,720.095
Abstain: 702,565.709
BNV: 0.000
Total Voted: 7,122,642.092
Outstanding Shares: 7,122,642.092

WM VT Balanced Portfolio
To approve the Agreement and Plan of Reorganization
For: 29,904,067.660
Against: 1,516,777.731
Abstain: 4,720,297.006
BNV: 0.000
Total Voted: 36,141,142.397
Outstanding Shares:41,872,839.427

Approval of Proposed Advisory Agreement with WMA
For: 31,308,063.285
Against: 862,196.371
Abstain: 3,970,882.741
BNV: 0.000
Total Voted: 36,141,142.397
Outstanding Shares: 41,872,839.427

WM VT Conservative Balanced Portfolio
To approve the Agreement and Plan of Reorganization
For: 4,672,857.148
Against: 126,629.947
Abstain: 181,182.170
BNV: 0.000
Total Voted: 4,980,669.265
Outstanding Shares: 6,057,033.265

Approval of Proposed Advisory Agreement with WMA
For: 4,678,221.443
Against: 124,060.253
Abstain: 178,387.569
BNV: 0.000
Total Voted: 4,980,669.265
Outstanding Shares: 6,057,033.265

WM VT Conservative Growth Portfolio
To approve the Agreement and Plan of Reorganization
For: 16,959,622.452
Against: 464,509.659
Abstain: 1,346,637.598
BNV: 0.000
Total Voted: 18,770,769.709
Outstanding Shares: 21,174,497.709

Approval of Proposed Advisory Agreement with WMA
For: 17,292,855.190
Against: 357,365.732
Abstain: 1,120,548.787
BNV: 0.000
Total Voted: 18,770,769.709
Outstanding Shares: 21,174,497.709

WM VT Flexible Income Portfolio
To approve the Agreement and Plan of Reorganization
For: 8,609,775.816
Against: 124,388.084
Abstain: 1,223,429.818
BNV: 0.000
Total Voted: 9,957,593.718
Outstanding Shares: 13,841,655.718

Approval of Proposed Advisory Agreement with WMA
For: 8,864,441.490
Against: 110,281.184
Abstain: 982,871.044
BNV: 0.000
Total Voted: 9,957,593.718
Outstanding Shares: 13,841,655.718

WM VT Strategic Growth Portfolio
To approve the Agreement and Plan of Reorganization
For: 6,365,459.410
Against: 143,452.551
Abstain: 212,055.811
BNV: 0.000
Total Voted: 6,720.967.772
Outstanding Shares: 10,000,100.242

Approval of Proposed Advisory Agreement with WMA
For: 6,355,899.332
Against: 144,084.008
Abstain: 220,984.432
BNV: 0.000
Total Voted: 6,720.967.772
Outstanding Shares: 10,000,100.242